Rule 497(e)
File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

333-72042    HV-3573 - PremierSolutions Chicago Public Schools
333-72042    HV-5244 - PremierSolutions Standard (Series II)

Supplement dated June 20, 2025 to your Prospectus dated May 1, 2025

This Supplement amends information contained in the above-referenced Prospectuses dated May 1, 2025.

Effective immediately, Gabelli Funds, LLC will replace Keeley-Teton Advisors, LLC as the investment adviser of the Keeley Small Cap Dividend Value Fund.

Effective June 27, 2025, Keeley Small Cap Dividend Value Fund will be renamed Keeley Gabelli Small Cap Dividend Fund.

Accordingly, the information for Keeley Small Cap Dividend Value Fund – Class A found in the “Appendix A – Underlying Funds” section of the Prospectuses is updated as follows (all other information in the “Appendix A – Underlying Funds” section of the Prospectuses remains unchanged):

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Small Value	Keeley Small Cap Dividend Value Fund – Class A* (Effective 6/27/25, Keeley Small Cap Dividend Value Fund will be renamed Keeley Gabelli Small Cap Dividend Fund)	1.29%	15.51%	9.11%	7.22%
	Adviser: Gabelli Funds, LLC (Effective 5/28/25, Keeley-Teton Advisors, LLC was replaced by Gabelli Funds, LLC)
	Subadviser: N/A

*Denotes Underlying Funds and their investment advisers that have entered into temporary expense reimbursements and /or fee waivers. See the prospectus for the Underlying Fund for further information.

This Supplement must be accompanied by and read in conjunction with the current Prospectus. Please read this Supplement carefully and retain it for future reference.

2025-PROSUPP-3-HV3573 and HV5244